UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ENVELA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ENVELA CORPORATION
1901 GATEWAY DRIVE, STE 100
IRVING, TEXAS 75038
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 28, 2024

Dear Envela Stockholder:

On behalf of the Envela Corporation’s Board of Directors and our senior management team, I am pleased to invite you to attend our 2024 Annual Meeting of Stockholders (the “annual meeting”) which will be held virtually on Friday, June 28, 2024 at 2:00 p.m. Central Daylight Time.  The annual meeting will be conducted online by registering at:

https://us06web.zoom.us/meeting/register/tZMvcuyhrDgpG9z6-MktMwnSZ_t71AgP_oUE

You will be sent a link to the annual meeting upon registration approval. Registered stockholders and duly appointed proxyholders who participate in the annual meeting online will be able to listen to the annual meeting, ask questions and vote at the annual meeting in real time. Stockholders will not be able to attend the annual meeting physically. Please see Voting Procedures and Revocability of Proxies, starting on page 2, for instructions on voting at the annual meeting.

At this year’s annual meeting, you will be asked to: (i) elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified; (ii) ratify the appointment of Whitley Penn LLP (“Whitley Penn”) as our independent registered public accountants for the fiscal year ending December 31, 2024; (iii) vote to adjourn the annual meeting, if necessary, to solicit additional proxies in favor of proposals one and two, and (iv) transact such other business as may properly come before the annual meeting and any adjournment(s) thereof. Our Board of Directors unanimously recommends that you vote: (a) FOR the directors nominated; (b) FOR the ratification of Whitley Penn.  Accordingly, please give careful attention to these proxy materials.

Only holders of record of our Common Stock as of the close of business on May 24, 2024, are entitled to notice of, and to vote at our annual meeting and any adjournment(s) thereof. Our transfer books will not be closed.

You are cordially invited to attend the annual meeting virtually. Whether you expect to attend the annual meeting or not, please vote, sign, date and return in the self-addressed envelope provided the enclosed proxy card as promptly as possible. If you attend the annual meeting, you may vote your shares “in person”, even though you have previously signed and returned your proxy.

By Order of the Board of Directors,

/s/ John R. Loftus
John R. Loftus
Chief Executive Officer

Dallas, Texas

April 30, 2024

YOUR VOTE IS IMPORTANT.

PLEASE EXECUTE AND RETURN PROMPTLY THE

ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

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ENVELA CORPORATION
1901 GATEWAY DR., STE 100
IRVING, TEXAS 75038

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 28, 2024

To Our Stockholders:

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (our “Board of Directors” or “Board”) of Envela Corporation, a Nevada corporation (the “Company,” “we,” “us,” “our,” and “Envela”), to be used at our Annual Meeting of Stockholders to be held virtually, on June 28, 2024 at 2:00 p.m. (Central Standard Time), or at any adjournment or adjournments thereof. Our stockholders of record as of the close of business on May 24, 2024 (the “Record Date”) are entitled to vote at our annual meeting.

Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 28, 2024.

Our proxy materials, including our Proxy Statement for the 2024 Annual

Meeting, 2023 Annual Report on Form 10-K for the year ended

December 31, 2023 and proxy card, are being sent to security holders on

May 30, 2024 and are available on the internet at www.Envela.com.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

The accompanying proxy card is designed to permit each of our stockholders as of the Record Date to vote on each of the proposals properly brought before the annual meeting. As of the Record Date, there will be 26,276,427 shares of our common stock, par value $0.01 per share (our “Common Stock”), issued and outstanding and entitled to vote at the annual meeting.  Each outstanding share of our Common Stock is entitled to one vote.

The holders of a majority of our outstanding shares of Common Stock entitled to vote, present in person (virtually) or by proxy, will constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present, the annual meeting may be adjourned from time to time until a quorum is obtained.

Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present. Abstentions, but not broker non-votes, are treated as shares present and entitled to vote. Broker non-votes are treated as shares present but not entitled to vote on the particular matter. Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders at least ten days before the meeting. If that happens, the nominees may vote those shares only on matters deemed “routine” by NYSE American LLC (the “Exchange”), such as electing directors and ratifying auditors. Nominees cannot vote on non-routine matters, unless they receive voting instructions from beneficial holders, resulting in so-called “broker non-votes.”

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Assuming that a quorum is present, directors will be elected by a plurality vote and the five nominees who receive the most votes will be elected. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. There is no right to cumulative voting unless cumulative voting is requested at the annual meeting by a stockholder who has complied with the requirements set forth in our bylaws with respect to cumulative voting.

Assuming that a quorum is present, the ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2024 and approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of the total votes cast on these proposals, in person (virtually) or by proxy, is required to approve these proposals. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on these proposals because they are not considered votes cast. We believe that the proposals to ratify our independent registered public accounting firm is considered to be a “routine” matter, and hence we do not expect that there will be a significant number of broker non-votes on the proposals.

The accompanying proxy card provides space for you to vote in favor of, against, or to withhold or abstain voting for: (i) the nominees for the Board of Directors identified herein; (ii) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2024; (iii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one and two; and (iv) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof. Our Board of Directors urges you to complete, sign, date and return the proxy card in the accompanying envelope, which is postage prepaid for mailing in the United States.

When a signed proxy card is returned with choices specified with respect to voting matters, the proxies designated on the proxy card will vote the shares in accordance with the stockholder’s instructions. We have designated Bret Pedersen and Nathan Jiang as proxies for the stockholders. If you desire to name another person as your proxy, you may do so by crossing out the names of the designated proxies and inserting the name of the other person to act as your proxy. In such case, it will be necessary for you to sign the proxy card and deliver it to the person named as your proxy, and for the named proxy to be present (virtually) and vote at the annual meeting. Proxy cards so marked should not be mailed to us.

If you sign your proxy card and return it to us and you have made no specifications with respect to voting matters, your shares will be voted FOR: (i) the election of the nominees for director identified herein; (ii) ratification of the appointment of Whitley Penn as our independent registered public accountants for the fiscal year ending December 31, 2024; (iii) adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals one through two; and (iv) transaction of such other business as may properly come before the meeting and any adjournment(s) thereof.

You have the unconditional right to revoke your proxy at any time prior to the voting of the proxy by taking any act inconsistent with the proxy. Acts inconsistent with the proxy include notifying our Secretary in writing of your revocation, executing a subsequent proxy, or personally appearing (virtually) at the annual meeting and casting a contrary vote. However, no revocation will be effective unless at or prior to the annual meeting we have received notice of such revocation.

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At least ten (10) days before the annual meeting, we will make a complete list of the stockholders entitled to vote at the annual meeting open for examination by any stockholder for any purpose germane to the meeting. The list will be open for inspection during ordinary business hours at our executive offices located at 1901 Gateway Dr., Ste 100, Irving, Texas 75038 and will also be made available to stockholders by request.

To attend the Meeting, registered stockholders and duly appointed proxyholders must log in online as set out below:

Step 1: Register for the meeting online at:

https://us06web.zoom.us/meeting/register/tZMvcuyhrDgpG9z6-MktMwnSZ_t71AgP_oUE

Upon registration approval, you will be sent the meeting link. All registered stockholders and duly appointed proxyholders will be provided with the ability to vote by ballot on the matters put forth at the Meeting.

Step 2: Follow the instructions below, as applicable:

Registered stockholders: click on the meeting link before the meeting begins. You will have received the meeting link and password in advance through an e-mail notification you received upon registration approval from Envela’s Secretary. Stockholders wishing to vote during the meeting will be provided with a list of the ballot items in a separate voting link that will be sent during the meeting, based on the email address provided during your registration. When registered stockholders complete ballot items using this voting link, they will be revoking any and all previously submitted proxies, in which case they will be provided the opportunity to vote by ballot on the matters put forth at the meeting. If registered stockholders DO NOT wish to revoke all previously submitted proxies, they should not open the voting link provided during the meeting.

Duly appointed proxyholders: click on the meeting link before the meeting begins. Proxyholders will receive the meeting password and be able to register for the meeting after the proxy-voting deadline has passed and the proxyholder has been duly appointed and registered.

Stockholders who wish to appoint a third-party proxyholder to represent them at the meeting must submit their completed proxy card naming their assigned proxyholder for the meeting AND e-mail their proxyholder to Bret Pedersen at bpedersen@envela.com. Stockholders must submit their proxy form naming their third-party proxyholder prior to registering the proxyholder. Failure to register a duly appointed proxyholder will result in the proxyholder not receiving information to participate in the meeting, and such proxyholder will not be able to attend the meeting. It is important that you are connected to the internet at all times during the meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the meeting. To participate online, registered stockholders must have registered for the meeting and been approved by Envela and Computershare by the record date.

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PROPOSAL ONE:

ELECTION OF DIRECTORS

Five directors are proposed to be elected at the annual meeting. If elected, each director will hold office until the next annual meeting of stockholders or until his/her successor is elected and qualified. The election of directors will be decided by a plurality vote.

The five nominees for election as directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified are John R. Loftus, Jim R. Ruth, Alexandra C. Griffin, Allison M. DeStefano and Richard D. Schepp. All nominees are current members of our current Board of Directors. All nominees have consented to serve if elected, and we have no reason to believe that any of the nominees named will be unable to serve. If any nominee becomes unable to serve: (i) the shares represented by the designated proxies will be voted for the election of a substitute as our Board of Directors may recommend; or (ii) our Board of Directors may fill the vacancy at a later date after selecting an appropriate nominee.

The Compliance, Governance and Nominating Committee of the Board nominated the individuals named below for election to our Board of Directors, and information regarding the backgrounds and qualifications of each nominee is set forth below. See “Security Ownership of Certain Beneficial Owners and Management” for additional information about the nominees, including their ownership of securities issued by the Company.

Name	Age	Director Since	Position

John R. Loftus	55	2016	Chairman of the Board, Chief Executive Officer and President

Alexandra C. Griffin (1)	35	January 2017	Independent Director and Chairperson of the Audit Committee

Jim R. Ruth (1)	60	January 2017	Independent Director and Chairperson of the Compliance, Governance and Nominating Committee

Allison M. DeStefano	40	March 2018	Director

Richard D. Schepp (1)	63	December 2021	Independent Director and Chairperson of the Compensation Committee of the Audit Committee

(1) Member of the Audit Committee, Compensation Committee, and Compliance, Governance and Nominating Committee.

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The following paragraphs summarize each nominee’s principal occupation, business affiliations and other information.

John Loftus

Chief Executive Officer

John R. Loftus has served as Chief Executive Officer, President and Chairman of the Board since December 12, 2016. Under his guidance, the Company posted its seventh consecutive annual profit in 2023. Mr. Loftus holds an M.B.A. from the SMU Cox School of Business. He is qualified to serve on the Board due to his service as the Company’s Chief Executive Officer for over seven years and because his role and his experience enable him to bring invaluable operational, financial, regulatory and governance perspectives to the Board.

Alexandra Griffin

Independent Director

Alexandra Griffin serves as an Accounting Manager at Zelus Analytics. Prior to joining Zelus Analytics, she was an Accounting Manager at Intercontinental Capital during fiscal 2022. Prior to Intercontinental Capital Group, she held various accounting roles with PrimeLending from 2014 to 2021. She has been an Independent Director of Envela Corporation since January 17, 2017. Ms. Griffin is a CPA skilled in financial analysis and financial-statement reporting in accordance with GAAP. Ms. Griffin holds a Bachelor of Science in Accounting from the University of Texas at Arlington. She is qualified to serve on the Board due to her accounting background and experience.

Jim Ruth

Independent Director

Jim Ruth has been an Independent Director at Envela Corporation since January 17, 2017. During the past five years Mr. Ruth has also served as Chief Executive Officer for a leading teaming platform, for small federal contractors, in the Software as a Service (SaaS) industry. Mr. Ruth obtained his Bachelor of Science degree from the University of Michigan and holds a Master of Business Administration from the SMU Cox School of Business. Mr. Ruth is qualified to serve on the Board due to his executive experience.

Allison DeStefano

Director

Allison DeStefano has served as a Director since March 19, 2018. She is also the Executive Vice President of Retail Operations for Envela. Under Ms. DeStefano, the consumer division has embarked on customer-experience strategies, both in-store and on-line, while continuing to improve operations and expand the Company’s retail-store presence. Prior to joining Envela, Ms. DeStefano filled numerous key executive and leadership roles at Echo Environmental, LLC from 2013 until its purchase by an Envela subsidiary in May 2019. Ms. DeStefano holds an M.B.A. from the Southern Methodist University’s Cox School of Business. She is qualified to serve on the Board due to her previous executive roles and experience in the industry.

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Richard Schepp

Independent Director

Richard Schepp has been an Independent Director at Envela since December 1, 2021. He was the Chief Administrative Officer for Kohl’s Corporation prior to his retirement in 2018, where he was responsible for Kohl’s human resources, legal, risk management and compliance, real estate, business development, and store construction and design functions. Mr. Schepp began his retail career in 1992. He received his Bachelor of Business Administration from the University of Wisconsin-Eau Claire and his J.D. from the University of Wisconsin Law School. Mr. Schepp is qualified to serve on the Board due to his extensive retail experience and previous leadership roles.

To the Company’s knowledge, none of the individuals listed above has been involved in a legal proceeding as defined by Item 401(f) of Regulation S-K.

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (2) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.

To the Company’s knowledge, no director nominee is or, within the ten years prior to the date of this Proxy Statement, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no director nominee has, during the ten years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee

Family Relationships

There is no family relationships among our directors, our executive officers or our key employees.

Vote Required

Directors will be elected by a plurality of the votes cast by holders of our Common Stock voting in person (virtually), once authenticity is established, or by proxy at the annual meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum, but will have no effect on the vote for election of directors.

THE BOARD OF DIRECTORS URGES YOU TO VOTE “FOR”

EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership each stockholder known by us to own beneficially more than five (5) percent of our outstanding shares of Common Stock as of April 30, 2024. Common Stock beneficially owned and percentage ownership as of April 30, 2024 was based on 26,276,427 shares outstanding.

Title of class	Name and Address of beneficial owner	Amount and nature of beneficial ownership	Percent of class	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power

Common	John R. Loftus (1)	19,180,187	73.0%	(1)	(1)	(1)	(1)
Stock	1901 Gateway Dr.
	Irving, TX 75038

(1)

Based solely on information disclosed in the Schedule 13D/A, jointly filed with the SEC on May 24, 2019 by Eduro Holdings, LLC (“Eduro”), N10TR, LLC (“N10TR”) and John R. Loftus.  Eduro and Mr. Loftus reported shared voting and dispositive power with respect to 6,365,460 shares. N10TR and Mr. Loftus reported shared voting and dispositive power with respect to 12,814,727 shares.

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The following table sets forth information with respect to beneficial ownership of our Common Stock by each of our executive officers, by each of our directors and nominees, and by all executive officers and directors as a group as of April 30, 2024. Except as otherwise noted, the address of each of the following beneficial owners is c/o Envela Corporation, 1901 Gateway Dr., Ste 100, Irving, TX  75038.

		Amount and
		nature of				Sole	Shared
	Name and Address of	beneficial	Percent of	Sole voting	Shared voting	investment	investment
Title of Class	beneificial owner	ownership	class	power	power	power	power
Common Stock	John R. Loftus	19,180,187	73.00%	-	19,180,187	-	19,180,187
Common Stock	John G. DeLuca (1)	1,121	*	1,121	-	-	-
Common Stock	Alexandra C. Griffin	2,300	*	2,300	-	-	-
Common Stock	Jim R. Ruth	12,000	*	12,000	-	-	-
Common Stock	Allison M. DeStefano	169,168	*	169,168	-	-	-
Common Stock	Richard D. Schepp	15,000	*	15,000
Common Stock	Bret A. Pedersen (2)	52,137	*	52,137
Common Stock	All Directors and Executive
	Officers	19,379,776	73.75%	199,589	19,180,187	-	19,180,187

* less than 1%

(1)	On March 19, 2024, Mr. DeLuca was elected as the Chief Financial Officer effective March 25, 2024, following the resignation of the current Chief Financial Officer Bret A. Pedersen.

(2)

Mr. Pedersen resigned as Chief Financial Officer effective March 25, 2024. Mr. Pedersen’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Pedersen’s shares are not included within the Total of All Directors and Executive Officer’s shares. Mr. Pedersen’s shares Include 6,921 shares held by family members, as to which he claims beneficial ownership.

BOARD OF DIRECTORS AND COMMITTEES

Our Board is currently comprised of five directors. Our Board has determined that current board members Alexandra C. Griffin, Jim R. Ruth and Richard D. Schepp are “independent” under the standards of the SEC and the Exchange. Under applicable SEC and Exchange rules, the existence of certain “related person” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by our Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, our Board considered certain other relationships in making its independence determinations and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on our behalf.

Our directors are elected at an annual meeting of our stockholders by the holders of shares entitled to vote in the election of directors, except in the case of vacancy, which can be filled by an affirmative vote of a majority of the remaining directors. Each director is elected to serve until the annual meeting of stockholders following his/her election or until he/she chooses to resign from the position.

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Board Meetings

Our Board meets as often as necessary to perform its duties and responsibilities. During Fiscal 2023, the Board met four times in person or telephonically. All members of our Board were present, either in-person or telephonically, and participated in all meetings, and all members attended the 2023 annual stockholder meeting. Management also regularly conferred with directors between meetings regarding Company matters.

Audit Committee

The Audit Committee, established in accordance with Section 3(a)(58)(A) of the Exchange Act, consisting of all three independent directors of our Board, is chaired by Alexandra C. Griffin, who is also an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Securities Act. Ms. Griffin is “independent,” as defined by the listing standards of the Exchange. The other members of the Audit Committee are Jim R. Ruth and Richard D. Schepp. The Audit Committee is primarily tasked with overseeing our financial-reporting process, evaluating independent auditors and, where appropriate, exercising its duty to replace independent auditors. Management is responsible for preparing the Company’s financial statements, and the independent auditors are responsible for auditing those financial statements. During Fiscal 2023, the Audit Committee met four times in person or telephonically.

In addition to their regular activities, the Audit Committee is available to meet with the independent auditors, the Chief Executive Officer or the Chief Financial Officer whenever a special situation arises, and meets as often as necessary to perform its duties and responsibilities. The Audit Committee’s charter is available under the “Governance” menu of our corporate website at www.Envela.com. We certify that we have adopted a formal written audit committee charter and that the Audit Committee annually reviews and reassesses the adequacy of the charter.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with management and Whitley Penn LLP (“Whitley Penn”), our independent registered accounting firm, and all matters required to be discussed by the American Institute of Certified Public Accountants, Professional Standards, Vol. 1, AU Section 380, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received written disclosures and the letter from Whitley Penn required by applicable rules of the PCAOB regarding Whitley Penn’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Whitley Penn its independence.

Based on the review and discussions noted in the preceding two paragraphs, the Audit Committee recommended to the Board that the audited financial statements for the years ended December 31, 2023 and 2022 be included in our annual report on Form 10-K with the SEC.

All three independent directors, Alexandra C. Griffin, Jim R. Ruth and Richard D. Schepp are members of the Audit Committee. The Audit Committee acts pursuant to its Charter. Each of the Audit Committee members qualifies as an independent director under the Exchange’s current listing standards.

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Compensation Committee

On August 31, 2012, the Board approved the creation of a Compensation Committee comprised of our independent directors. The Compensation Committee is chaired by Richard D. Schepp, is primarily concerned with reviewing, approving and determining the compensation of our executive officers to ensure that we employ ethical compensation standards and that our executive officers are fairly compensated based upon their performance and contribution to the Company. The Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compensation Committee may deem appropriate in its sole discretion. To the extent permitted by applicable law, the Compensation Committee also may delegate to management certain of its duties and responsibilities, including with respect to adopting, amending, modifying or terminating benefit plans; and granting stock options or other equity awards under certain stock plans.

The Compensation Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2023, the Compensation Committee met four times in person or telephonically. We have adopted a formal written Compensation Committee Charter, and the Compensation Committee reviews and reassesses the adequacy of the Compensation Committee Charter annually. It is available under the “Governance” menu of our corporate website at www.Envela.com.

Compliance, Governance, and Nominating Committee

On January 17, 2013, the Board approved the creation of a Nominating and Corporate Governance Committee comprised of our independent directors, and on February 20, 2015, the Board approved a resolution, which changed the name of this committee to the Compliance, Governance, and Nominating Committee, and also delegated certain additional responsibilities to the committee. The Compliance, Governance, and Nominating Committee is chaired by Jim R. Ruth and is primarily concerned with matters relating to the Company’s director-nomination process and procedures, developing and maintaining the Company’s corporate-governance policies, monitoring the Company’s compliance with its code of conduct and ethics, and any related matters required by federal securities laws.

The Compliance, Governance, and Nominating Committee is responsible for assessing, developing and communicating with the Board of Directors the appropriate selection criteria required for members of the Board, e.g., judgment, skill, diversity, integrity, experience with businesses and other organizations of comparable size, the interplay of a candidate’s experience with the experience of other Board members, and the extent to which a candidate would be a desirable addition to the Board and any of its committees. The Compliance, Governance, and Nominating Committee will consider nominations of director candidates validly made by stockholders in accordance with applicable laws, rules and regulations and provisions of the Company’s charter documents. The Compliance, Governance, and Nominating Committee will review such candidates in the same manner by which it evaluates new and incumbent directors. See “Stockholder Communications and Proposals” below for additional information on how to submit a director nomination to the Board of Directors.

The Compliance, Governance, and Nominating Committee meets as often as necessary to perform its duties and responsibilities. During Fiscal 2023, the Compliance, Governance, and Nominating Committee met once. The Nominating Committee Charter, and the Compliance, Governance, and Nominating Committee reviews and reassesses the adequacy of the Compliance, Governance, and Nominating Committee Charter annually. It is available under the “Investors” menu on our corporate website at www.Envela.com. All nominees standing for election as a member of our Board were selected by the Compliance, Governance, and Nominating Committee, based on a review of each individual’s background, credentials and business experience.

The Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the Compliance, Governance, and Nominating Committee may deem appropriate in its sole discretion.

Leadership

Pursuant to our bylaws, the Chairman of our Board shall be and is our Chief Executive Officer. On June 11, 2014, the Board passed a resolution to create the role of Lead Independent Director. Jim R. Ruth was elected to fill that role. The Lead Independent Director consults with the Chairman in setting the schedule and agenda for Board meetings; coordinates, moderates and presides over executive sessions of the independent directors; acts as a liaison between independent directors and the Chairman; and assists the Board and officers in providing oversight for the Company’s governance guidelines and policies. As noted above, Mr. Ruth also serves as Chairman of the Compliance, Governance and Nominating Committee.

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Also per our bylaws, the Chairman of our Board and Chief Executive Officer presides, when present, at all meetings of the stockholders and at all meetings of our Board. The Chairman of our Board and Chief Executive Officer generally supervises our affairs, has general and active control of all of our business, and sees that all orders and resolutions of our Board and our stockholders are carried into effect. We have determined that this leadership structure is appropriate, given the need for a centralized oversight model.

Risk Oversight

Like other companies, we face a variety of risks, including investment risk, liquidity risk and operational risk. Our Board believes that an effective risk management system should: (i) timely identify the material risks that we face; (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or the relevant committee of our Board; (iii) implement appropriate and responsive risk management strategies consistent with our risk profile; and (iv) integrate risk management into decision-making. Our Board is tasked with overseeing risk oversight, and periodically meets with management and advisors regarding the adequacy and effectiveness of our risk-management processes and to analyze the most likely areas of future risk for us. In addition to the formal compliance program, our Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations.

Code of Business Conduct & Ethics and Related-Person Transaction Policy

We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, as well as a Related-Person Transaction Policy, that applies to the Company’s directors (and director nominees), executive officers (or persons performing similar functions), and certain family members, affiliates, associates and/or related persons, as well as stockholders owning at least 5% of our Common Stock. The latest copies of our Code of Business Conduct and Ethics and Related-Person Transaction Policy are available under the “Governance” menu on our corporate website at www.Envela.com. Any transactions between the Company and our officers, directors, principal stockholders or other affiliates have been on terms no less favorable to us than the Board believes could be obtained from unaffiliated third parties on an arms-length basis. We intend to disclose future amendments to these policies, or waivers of such provisions, at the same location on our website and in public filings.

Stockholder Communication

Stockholders may send communications to our Board, individual directors or officers through our Investor Relations Department, Attn: Secretary, c/o Envela, 1901 Gateway Drive, Ste 100, Irving, TX 75038, by telephone at 972-587-4021, or via email at investorrelations@envela.com. The Secretary will forward all stockholder communications that, in his/her judgment, are appropriate for consideration by the Board. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding nominating directors and other corporate-governance matters will be referred to our Compliance, Governance, and Nominating Committee.

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s current executive officers:

		Employee or
		Director
Name	Age	Since	Position

John R. Loftus	55	2016	Chairman of the Board, President and Chief Executive Officer

John G. DeLuca	48	2023	Chief Financial Officer

John R. Loftus has served as Chief Executive Officer and President and Chairman of the Board since December 12, 2016. Under his guidance, the Company posted its seventh consecutive annual profit in 2023. Mr. Loftus holds an M.B.A. from the SMU Cox School of Business.

John G. DeLuca has served as Chief Financial Officer since March 25, 2024. Mr. DeLuca brings over 20 years of experience in the secondary metal-processing industry, and a comprehensive background in finance, operations, and planning. Before joining the Company in January 2023, and becoming the Chief Financial Officer, his career spanned roles in both public and private-equity-backed companies, and as a CPA, has an expertise in P&L management, accounting, and financial planning and analysis.  Prior to joining the Envela Corporation in January 2023, Mr. DeLuca served as the Chief Financial Officer for Move It Storage, during Fiscal 2022. Prior to Move It Storage, Mr. DeLuca served as the Senior Vice President of Accounting and Finance for AIM Recycling, LLC during Fiscal 2021. Prior to AIM Recycling, LLC, Mr. DeLuca served as the Chief Financial Officer for Emerald Textiles, LLC, during Fiscal 2020. Prior to Emerald Textiles, LLC, Mr. DeLuca served as the Executive Vice President of Finance for Recycling Management Resources from May 2018 to January 2020.

To the Company’s knowledge, no executive officer is or, within the ten years prior to the date of this Proxy Statement, has been, a director, chief executive officer or chief financial officer of any company (including the Company) that: (1) while that person was acting in that capacity was the subject of a cease trade order or similar order, or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (an “order”); or (2) after that person ceased acting in that capacity, was subject to an order, which resulted from an event that occurred while that person was acting in the capacity of director, chief executive officer or chief financial officer.

To the Company’s knowledge, no executive officer is or, within the ten years prior to the date of this Proxy Statement, has been, a director or executive officer of any company (including the Company) that while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

To the Company’s knowledge, no executive officer has, during the ten years prior to the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold assets of the director nominee.

To the Company’s knowledge, none of the individuals listed above has been involved in a legal proceeding as defined by Item 401(f) of Regulation S-K.

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EXECUTIVE COMPENSATION

Our Board is responsible for establishing and administering executive compensation and employee-benefit programs in the context of our overall goals and objectives. This duty has been delegated to the Compensation Committee in accordance with the Compensation Committee’s Charter. The Compensation Committee reviews the Company’s executive compensation program at least annually and approves appropriate modifications to executive officer compensation, including specific amounts and types of compensation. The Compensation Committee is responsible for establishing the Chief Executive Officer’s, and the Chief Financial Officer/Secretary/Treasurer’s compensation. The Compensation Committee establishes the annual compensation of non-employee directors and oversees our equity compensation plans, including the administration of our stock-based compensation plans.

The objectives of our compensation program are to: (i) provide a competitive, comprehensive compensation package to attract, retain and motivate highly talented personnel at all levels of our organization; and (ii) provide incentives and rewards for implementing and accomplishing our short-term and long-term strategic and operational goals and objectives. We seek to structure compensation packages that are competitive within the industry while maintaining and promoting our interests and those of our stockholders.

We believe that executive compensation should reflect the executive’s responsibilities, the relative value of the position, and the level of industry competition for quality personnel. Our executive-compensation program includes three primary components:

•	Base salary. Base salary is the guaranteed element of executives’ annual cash compensation. Base-salary amounts reflect the Compensation Committee’s assessment of the employee’s long-term performance, his/her skill set, and the market value of such skill set.

•	Annual cash bonus opportunities. Performance-based incentive cash bonuses are intended to reward executives for achieving specific financial and operational goals, at corporate and individual levels.

•	Long-term incentive awards. Long-term incentives are provided through grants of stock options and restricted stock units. They’re intended to encourage executives to seek long-term Company success, and to align their interests with stockholders’ interests.

Advice of Compensation Consultant

In February 2015, as part of a set of corporate governance reforms that the Board implemented, the Compensation Committee recommended and the Board approved an Executive Compensation Policy. As part of this policy, the Compensation Committee is required to retain an independent compensation consultant at least once every three years to review the Company’s compensation philosophy and plan to ensure that the criteria, factors, and policies and procedures for determining compensation comport with current best practices. Such consultant shall make recommendations to the Compensation Committee and/or the entire Board regarding any appropriate actions to better align executive and director compensation with stockholder interests and long-term value creation. Most recently, the Compensation Committee retained the law firm Condon, Tobin, Sladek, Thornton, Nerenberg (“Condon”) to analyze our executive compensation program as compared to our peers. Condon issued its findings to the Compensation Committee in a report dated June 30, 2022, noting that our philosophy, policies and procedures are consistent with industry practice; that our executive compensation is within the salary range of similarly situated officers of public companies; and the Company’s independent director compensation is within the range of independent director compensation of similarly situated companies.

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Summary Compensation Table

The following tables and discussion sets forth the compensation paid or accrued to our Chief Executive Officer (or person acting in a similar capacity), and our two most highly compensated executive officers other than our Chief Executive Officer (“Named Executive Officers”), for all services rendered to us by these individuals in all capacities for Fiscal 2023 and Fiscal 2022.

Name and	Fiscal			Stock	Other	Total
Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Compensation	Compensation ($)

John R. Loftus	2023	-	-	-	-	-
Chief Executive	2022	-	-	-	-	-
Officer (1)

Bret A. Pedersen	2023	175,000	-	-	-	175,000
Former Chief	2022	165,000	-	-	-	165,000
Financial Officer (2)

John G. DeLuca	2023	210,330	40,000	-	-	250,330
Chief Financial	2022	-	-	-	-	-
Officer (3)

 _____________________

(1)	Mr. Loftus has chosen not to receive a salary at this time.

(2)

Mr. Pedersen resigned as Chief Financial Officer effective March 25, 2024. Mr. Pedersen’s resignation was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices.

(3)	On March 19, 2024, Mr. DeLuca was elected as the Chief Financial Officer effective March 25, 2024, following the resignation of the current Chief Financial Officer Bret A. Pedersen.

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Pay versus Performance

Starting with the 2023 proxy statement, we are required to disclosure the designated pay versus performance measures for the principal executive officer (“PEO”) and certain other named officers. As a qualifying Smaller Reporting Company, Envela has elected to provide scaled disclosure.

	PAY VERSUS PERFORMANCE

	PEO		Non-PEO NEOs		Performance
			Average	Average	Value of initial
			Summary	Compensation	Fixed $100
	Summary	Compensation	Compensation Table	Actually Paid to	Investment Based on
	Compensation	Actually Paid	Total for Non-PEOs	Non-PEOs	Total Shareholder	Net Income
Year	Paid to PEO (1)	to PEO	($)	($)	Return ($) (2)	($)

2023	-	-	175,000	175,000	93.46	7,147,452
2022	-	-	165,000	165,000	101.15	15,689,133
2021	-	-	165,000	165,000	78.27	10,048,875

(1)	John R. Loftus was the Company’s PEO for the fiscal years ended December 31, 2023, 2022 and 2021. Mr. Loftus chose not to take a salary or any compensation during the years presented.

(2)	The amount shown in the table reflects the cumulative change at the end of the periods presented from an initial investment of $100, as if it was made on December 31, 2020.

Relationship between Compensation Actually Paid and Performance Measures

The following discussion sets forth the relationship between the compensation actually paid to the PEO and the average compensation actually paid to the NEOs other than the PEO for fiscal years 2023, 2022 and 2021 (collectively, “CAP”) to each of (1) net income and (2) Total Stockholder Return (“TSR”). As discussed above, the Company paid no compensation to our PEO during the periods presented.

1)

The average CAP for the PEO during the three years presented was $0. The average CAP for the NEOs during the three years presented was $168,333. During the time period presented, the net income for fiscal 2021 was approximately $10.0 million. The second year presented, 2022, the net income increased to approximately $15.7 million. The third year, 2023, the net income decreased to approximately $7.1 million.

2)

The average CAP for the PEO during the three years presented was $0. The average CAP for the NEOs during the three years presented was $168,333. During the time period presented, the TRS for fiscal 2021 was -21.73%. The second year presented, fiscal 2022, the TSR increased to 1.15%. The third year, fiscal 2023, saw the TSR fall to -6.54%.

Employment Agreement

There are no employment agreements as of December 31, 2023; however, each of the executive officers are beneficiaries of customary indemnification agreements.

Outstanding Equity Awards at Fiscal Year End

There are no outstanding equity awards as of December 31, 2023.

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Compensation of Directors

Beginning in January 2017, the Compensation Committee recommended that independent directors be paid cash compensation of $10,000 per year, to be paid in $2,500 quarterly increments due on the day of each quarterly board meeting. No other compensation is to be paid. The full Board subsequently approved these recommendations.

Our employee directors receive no separate compensation for their services as directors.

The following table sets forth the total compensation paid to our directors (other than directors who are Named Executive Officers whose compensation is described above under the heading “Summary Compensation Table”) for their service on our Board and committees of the Board during Fiscal 2023.

	Director
	Fees Paid in	Stock	All Other
Name	Cash ($)	Awards ($)	Compensation	Total ($)
Richard D. Schepp (1)	10,000	-	-	10,000
Alexandra C. Griffin (2)	10,000	-	-	10,000
Jim R. Ruth (3)	10,000	-	-	10,000

____________________________________

(1)	Richard D. Schepp was elected as independent director on December 1, 2021.

(2)	Alexandra C. Griffin was elected as independent director on January 17, 2017.

(3)	Jim R. Ruth was elected as independent director on January 17, 2017.

Equity Compensation Plan Information

On June 21, 2004, our stockholders approved the adoption of the 2004 Stock Option Plan (the “2004 Plan”) which reserved 1,700,000 shares of our Common Stock for issuance upon exercise of options to purchase our Common Stock. We granted options to purchase an aggregate of 1,459,634 shares of our Common Stock under the 2004 Plan to certain of our officers, directors, key employees and certain other individuals who provided us with goods and services. Each option vested on either January 1, 2004 or immediately upon issuance thereafter. The exercise price of each option issued pursuant to the 2004 Plan is equal to the market value of our Common Stock on the date of grant, as determined by the closing bid price for our Common Stock on the Exchange on the date of grant or, if no trading occurred on the date of grant, on the last day prior to the date of grant on which our securities were listed and traded on the Exchange.  Of the options issued under the 2004 Plan, as of December 31, 2023, 845,634 have been exercised, 599,000 have expired, and 15,000 remain outstanding. No further issuances can be made pursuant to the 2004 Plan.

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On December 7, 2016, our stockholders approved the adoption of the 2016 Equity Incentive Plan (the “2016 Plan”), which reserved 1,100,000 shares for issuance pursuant to awards issued thereunder. As of December 31, 2023, no awards had been made under the 2016 Plan.

The following table summarizes options to purchase shares of Common Stock, and restricted stock units (“RSUs”), outstanding as of December 31, 2023:

Numbers of securities
remaining available for
	Number of		future issuance under
	securities to be	Weighted average	equity compensation plans
	issued upon	exercise price of	(excluding securities
Plan Category	exercise of options	outstanding options	reflected in column (a))

Equity compensation plans approved by	15,000	2.17	1,100,000
security holders

Equity compensation plans not approved by	None		None
security holders	15,000		1,100,000

 ____________________

(1)

Pursuant to the terms of individual Restricted Stock Unit Award Agreements, such RSUs will vest over time, or subject to performance conditions contingent upon the continued service to the Company by the recipient. Each vested RSU may be converted into one share of common stock, par value $0.01, of the Company without additional consideration (other than such conversion and reduction in the number of RSUs held).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

From time to time, we engage in business transactions with our stockholders and other related parties. Set forth below in the section entitled “Related-Party Transactions” is a summary of such transactions.

Related-Party Transactions

The Company has a corporate policy governing the identification, review, consideration and approval or ratification of transactions with related persons (each such person, a “Related Party”), as that term is defined in the Instructions to Item 404(a) of Regulation S-K, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Under this policy, all Related-Party transactions are identified and approved prior to their consummation to ensure they are consistent with the Company’s and the stockholders’ best interests. Among other factors, the Company’s Board considers the size and duration of the transaction, the nature and interest of the of the Related Party in the transaction, whether the transaction may involve a conflict of interest, and if the transaction is on terms that are at least as favorable to the Company as would be available in a comparable transaction with an unaffiliated third party. Envela’s Board reviews all Related Party transactions at least annually to determine if it is in the best interest of the Company and the Company’s stockholders to continue, modify, or terminate any Related Party transactions.

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PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF

WHITLEY PENN AS INDEPENDENT AUDITORS OF ENVELA

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The Audit Committee has appointed Whitley Penn as our independent registered accountants to audit our financial statements for the fiscal year ending December 31, 2024, and has further directed that management submit the selection of independent registered accountants for ratification by our stockholders at the annual meeting. Stockholder ratification of the selection of Whitley Penn is not required by our bylaws or otherwise. However, we are submitting the selection of Whitley Penn to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Whitley Penn. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that such a change would be in the best interests of Envela and our stockholders.

Representatives of the firm of Whitley Penn are expected to be present at our annual meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by our independent accountants, Whitley Penn, is approved in advance by the Audit Committee, including the proposed fees for such work. The Audit Committee is informed of each service actually rendered.

The following table presents fees for the audits of our annual Consolidated Financial Statements for Fiscal 2023 and Fiscal 2022.

Type of Fees	2023	2022
Audit Fees	$415,817	$377,198
Audit-Related Fees	28,460	22,972
Tax Fees	38,000	33,100
Total	$482,277	$433,270

Audit fees consist of fees for the annual audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K, and the quarterly reviews of the Company’s consolidated financial statements included in its Quarterly Reports on Form 10-Q.

Audit-related fees consist of fees related to the annual and quarterly tax provision prepared by a third party different than our independent registered accountants.

Tax fees consist of fees for the preparation and filing of our federally consolidated tax return and the preparation and filing of all applicable state tax returns.

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All audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Whitley Penn LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy: (i) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that Whitley Penn LLP’s independence is not impaired; (b) describes the audit, and tax services that may be provided; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by Whitley Penn LLP must be pre-approved by the Audit Committee.

We originally engaged the firm of Whitley Penn in May 2012 as our principal independent accountant to audit our financial statements. The members of the Board unanimously approved the engagement of Whitley Penn. Prior to the engagement of Whitley Penn, neither we nor any person on our behalf consulted Whitley Penn regarding either: (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements; or, (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Securities Act and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K, promulgated under the Securities Act).

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting, assuming a quorum is present, is required for the ratification of our independent registered accountants.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

THE APPOINTMENT OF WHITLEY PENN AS INDEPENDENT AUDITORS OF ENVELA FOR

THE FISCAL YEAR ENDING DECEMBER 31, 2024.

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PROPOSAL THREE:

ADJOURNMENT OF THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF PROPOSALS ONE AND TWO.

At the annual meeting, we may ask stockholders to vote to adjourn the meeting to solicit additional proxies in favor of the approval of Proposals One and Two, if we have not obtained sufficient votes to approve any such proposal. Approval of the adjournment proposal requires the affirmative vote of a majority of the votes cast on the matter, assuming a quorum is present at the meeting. As this vote is a non-routine matter under applicable rules, your bank, broker or other nominee cannot vote without instructions from you.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO

ADJOURN THE ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF

PROPOSALS ONE AND TWO.

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STOCKHOLDER COMMUNICATIONS AND PROPOSALS

We have adopted a formal process by which stockholders or other interested parties may communicate with our Board of Directors or any of its members. Our Board recommends that stockholders or other interested parties initiate any communications with the Board in writing and send them in care of the investor relations department by mail to our principal offices at 1901 Gateway Drive, Ste 100, Irving, TX  75038. This centralized process will assist the Board in reviewing and responding to such communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication.

The Board of Directors has instructed the investor relations department to forward such correspondence only to intended recipients; however, the Board has also instructed the investor relations department, prior to forwarding any correspondence, to review such correspondence and, in its discretion, not to forward certain items if they are deemed of a personal, illegal, commercial, offensive or frivolous nature or otherwise inappropriate for the Board’s consideration. In such cases, correspondence will be forwarded to our corporate secretary for review and possible response. This information is also contained on our website at www.Envela.com.

Stockholder proposals made in compliance with Rule 14(a)-8 of the Exchange Act to be presented at our 2024 Annual Meeting of Stockholders, for inclusion in our proxy statement and form of proxy relating to that meeting, must be received on or before December 31, 2023, unless the Annual Meeting has been changed by more than thirty days from the date of the 2023 Annual Meeting, in which case stockholder proposals must be received by a reasonable time before the Company begins to print and send its proxy materials. Stockholder proposals made outside the process described in Rule 14(a)-8 of the Exchange Act must be received by April 30, 2023. Such stockholder proposals must comply with our bylaws and the requirements of Regulation 14A of the Exchange Act.

Rule 14a-4 of the Exchange Act governs our use of discretionary proxy voting authority with respect to stockholder proposals not addressed in the proxy statement. With respect to our 2024 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal by December 31, 2024, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Company and our Board of Directors. We will pay the cost of soliciting proxies in the accompanying form. Our officers may solicit proxies by mail, telephone, telegraph or facsimile. Upon request, we will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of our shares of Common Stock.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies’ discretionary authority to vote the same in accordance with their best judgment in the interest of Envela.

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The Company has adopted a process for mailing the 2023 Annual Report and the 2024 Proxy Statement called “householding,” which has been approved by the Securities and Exchange Commission. Householding means that stockholders who share the same last name and address will receive only one copy of the 2023 Annual Report and 2024 Proxy Statement, unless the Company receives contrary instructions from any stockholder at that address. Envela will continue to mail a proxy card to each stockholder of record.

If you prefer to receive multiple copies of the 2023 Annual Report and the 2024 Proxy Statement at the same address, additional copies will be promptly provided to you upon your request. If you are a stockholder of record, requests for additional copies should be directed to 1901 Gateway Dr., Ste 100, Irving, TX 75038, Attention: John DeLuca, Telephone: 972-587-4024. Eligible stockholders of record receiving multiple copies of the 2023 Annual Report and the 2024 Proxy Statement can request householding by contacting the Company in the same manner. Envela has undertaken householding to reduce printing costs and postage fees, and we encourage you to participate.

If you are a beneficial owner, you may request additional copies of the 2023 Annual Report and 2024 Proxy Statement or you may request householding by notifying your broker, bank or nominee.

Current and prospective investors can also access free copies of our prior Annual Reports, Proxy Statements and other financial information on the Investors section of our website at www.Envela.com.

ANNNUAL REPORT ON FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, including financial statements, accompanies this proxy statement. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC, is available (excluding exhibits) without cost to stockholders upon written request made to Investor Relations, Envela Corporation, 1901 Gateway Dr., Ste 100, Irving, TX  75038 or online at our website: www.Envela.com.

By Order of the Board of Directors,

/s/ John R. Loftus
John R. Loftus
Chief Executive Officer

April 30, 2024

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ENVELA CORPORATION

VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/ELA** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals - The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3.

1. The election as directors of all nominees listed:

Nominee	For	Withhold
01 - John R. Loftus	☐	☐
02 - Allison M. DeStefano	☐	☐
03 - Jim R. Ruth	☐	☐
04 - Richard D. Schepp	☐	☐
05 - Alexandra C. Griffin	☐	☐

Proposal	For	Against	Abstain
2. The approval and ratification of Whitley Penn, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.	☐	☐	☐
3. The adjournment of the annual meeting, if necessary, to solicit additional proxies in favor of proposals 1 and 2.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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1 U P X 6 1 5 7 9 4

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

04019A

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The 2024 Annual Meeting of Shareholders of Envela Corporation will be held on
Friday, June 28, 2024, 2:00 P.M. Central Time
Virtually

You will be given a link to the meeting upon registration approval.

IMPORTANT ANNUAL MEETING INFORMATION

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 28, 2024.

We encourage you to access and review all the important information contained in the proxy materials before voting.
The 2024 proxy statement and the 2023 annual 10-K report to stockholders are available at www.envela.com.

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — Envela Corporation

ANNUAL MEETING OF STOCKHOLDERS — June 28, 2024

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bret Pedersen and Nathan Jiang, and either of them, with full power of substitution, as Proxies for the shareholder, to attend the Annual Meeting of the Stockholders of Envela Corporation (the "Company"), to be held virtually on Friday, June 28, 2024 at 2:00 P.M., Central Time, and any adjournments thereof, and to vote all shares of the common stock of the Company that the stockholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting.

If no direction is made, this proxy will be voted in accordance with the Board of Director's recommendations.

This Proxy, when properly executed, will be voted in the manner directed herein by the stockholders of record. If no directions is made, this Proxy will be voted in accordance with the Board of Director's recommendations.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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